UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 26, 2022

Statera Biopharma, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32954	20-0077155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4333 Corbett Drive, Suite 1082 Fort Collins, CO 80525
(Address of Principal Executive Offices and zip code)

(888) 613-8802
(Registrant's Telephone Number, Including Area Code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.005	STAB	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

On October 26, 2022, Statera Biopharma, Inc. (the “Company”) received a determination from a Nasdaq Hearings Panel (the “Panel”) granting the Company’s request for the continued listing of its common stock on The Nasdaq Capital Market (“Nasdaq”), subject to the Company’s satisfaction of certain interim milestones and, ultimately, the Company’s compliance with all applicable criteria for continued listing on Nasdaq, including the $1.00 bid price and $2.5 million stockholders’ equity requirements as set forth in Nasdaq Listing Rules 5550(a)(1) and 5550(b)(2), respectively, by no later than January 31, 2023. The Company is taking definitive steps to timely evidence compliance with the terms of the Panel’s decision; however, there can be no assurance that it will be able to do so.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to the Company’s management. Forward-looking statements include statements regarding the Company’s expectations regarding the submission of a compliance plan to Nasdaq. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms. The Company’s actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of certain risks and uncertainties including those described in more detail in the Company’s most recent Annual Report on Form 10-K and other documents on file with the SEC, each of which can be found on the SEC’s website, www.sec.gov, or the investor relations portion of the Company’s website, https://ir.staterabiopharma.com/financial-information/sec-filings. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Statera Biopharma, Inc.

Date: October 27, 2022	By:	/s/ Michael K. Handley
Name: Michael K. Handley
Title: Chief Executive Officer